Exhibit 99

Colgate-Palmolive Company

Segment Information (Recast)

(Dollars in Millions) (Unaudited)

	Year Ended December 31,
	2025
	Net sales	Cost of Sales	Selling, general and administrative expenses	Other (income) expense, net	Operating Profit
Reportable Segments
Oral, Personal and Home Care
North America	$3,679	$1,510	$1,375	$4	$790
Latin America	4,776	2,107	1,268	(11)	1,411
Europe, Middle East & Africa	4,276	1,572	1,686	80	938
Asia Pacific	3,038	1,137	1,101	(20)	820
Total Oral, Personal and Home Care(1)	15,769				3,959
Pet Nutrition(2)	4,613	1,818	1,717	14	1,064
Reconciliation with Total Company Operating Profit
Corporate					(1,717)
Total	$20,382				$3,306
Note: Table may not sum due to rounding.
(1) Net sales in the United States for Oral, Personal and Home Care were $3,596 in 2025.
(2) Net sales in the United States for Pet Nutrition were $3,062 in 2025.

	Year Ended December 31,
	2024
	Net sales	Cost of Sales	Selling, general and administrative expenses	Other (income) expense, net	Operating Profit
Reportable Segments
Oral, Personal and Home Care
North America	$3,716	$1,476	$1,393	$(9)	$856
Latin America	4,782	1,933	1,328	(5)	1,526
Europe, Middle East & Africa	4,046	1,511	1,637	85	814
Asia Pacific	3,074	1,144	1,061	(23)	892
Total Oral, Personal and Home Care(1)	15,618				4,088
Pet Nutrition(2)	4,483	1,869	1,641	8	965
Reconciliation with Total Company Operating Profit
Corporate					(784)
Total	$20,101				$4,268
Note: Table may not sum due to rounding.
(1) Net sales in the United States for Oral, Personal and Home Care were $3,640 in 2024.
(2) Net sales in the United States for Pet Nutrition were $3,059 in 2024.

Colgate-Palmolive Company

Segment Information (Recast)

(Dollars in Millions) (Unaudited)

	Year Ended December 31,
	2023
	Net sales	Cost of Sales	Selling, general and administrative expenses	Other (income) expense, net	Operating Profit
Reportable Segments
Oral, Personal and Home Care
North America	$3,665	$1,489	$1,338	$4	$834
Latin America	4,640	1,977	1,241	5	1,417
Europe, Middle East & Africa	3,822	1,537	1,460	71	754
Asia Pacific	3,041	1,182	997	(16)	878
Total Oral, Personal and Home Care(1)	15,167				3,882
Pet Nutrition(2)	4,290	1,964	1,493	26	806
Reconciliation with Total Company Operating Profit
Corporate					(704)
Total	$19,457				$3,984
Note: Table may not sum due to rounding.
(1) Net sales in the United States for Oral, Personal and Home Care were $3,625 in 2023.
(2) Net sales in the United States for Pet Nutrition were $2,918 in 2023

	Years Ended December 31,
	2025	2024	2023
Capital expenditures
Oral, Personal and Home Care
North America	$63	$47	$45
Latin America	141	126	146
Europe, Middle East & Africa	75	80	55
Asia Pacific	82	64	65
Total Oral, Personal and Home Care	361	317	311
Pet Nutrition	88	143	301
Corporate	115	101	93
Total Capital expenditures	$564	$561	$705

	Years Ended December 31,
	2025	2024	2023
Depreciation and amortization
Oral, Personal and Home Care
North America	$77	$78	$79
Latin America	106	100	98
Europe, Middle East & Africa	122	119	111
Asia Pacific	80	81	84
Total Oral, Personal and Home Care	385	378	372
Pet Nutrition	144	132	101
Corporate	101	95	94
Total Depreciation and amortization	$630	$605	$567

Colgate-Palmolive Company

Segment Information (Recast)

(Dollars in Millions) (Unaudited)

	Three Months Ended March 31,
	2025
	Net sales	Cost of Sales	Selling, general and administrative expenses	Other (income) expense, net	Operating Profit
Reportable Segments
Oral, Personal and Home Care
North America	$904	$358	$350	$—	$197
Latin America	1,143	487	316	(7)	348
Europe, Middle East & Africa	1,007	367	399	18	222
Asia Pacific	738	275	264	(5)	204
Total Oral, Personal and Home Care	3,792				971
Pet Nutrition	1,118	437	422	1	258
Reconciliation with Total Company Operating Profit
Corporate					(153)
Total	$4,911				$1,076
Note: Table may not sum due to rounding.

Three Months Ended March 31,
2025
Capital expenditures
Oral, Personal and Home Care
North America	$16
Latin America	28
Europe, Middle East & Africa	11
Asia Pacific	13
Total Oral, Personal and Home Care	68
Pet Nutrition	21
Corporate	35
Total Capital expenditures	$124

Three Months Ended March 31,
2025
Depreciation and amortization
Oral, Personal and Home Care
North America	$19
Latin America	24
Europe, Middle East & Africa	29
Asia Pacific	20
Total Oral, Personal and Home Care	92
Pet Nutrition	31
Corporate	25
Total Depreciation and amortization	$148

Colgate-Palmolive Company

Segment Information (Recast)

(Dollars in Millions) (Unaudited)

	Three Months Ended June 30,
	2025
	Net sales	Cost of Sales	Selling, general and administrative expenses	Other (income) expense, net	Operating Profit
Reportable Segments
Oral, Personal and Home Care
North America	$919	$380	$349	$3	$187
Latin America	1,207	527	318	(6)	367
Europe, Middle East & Africa	1,083	395	428	19	241
Asia Pacific	746	284	265	(6)	202
Total Oral, Personal and Home Care	3,954				997
Pet Nutrition	1,157	462	430	—	264
Reconciliation with Total Company Operating Profit
Corporate					(181)
Total	$5,110				$1,080
Note: Table may not sum due to rounding.

	Six Months Ended June 30,
	2025
	Net sales	Cost of Sales	Selling, general and administrative expenses	Other (income) expense, net	Operating Profit
Reportable Segments
Oral, Personal and Home Care
North America	$1,823	$737	$700	$3	$384
Latin America	2,350	1,014	633	(13)	715
Europe, Middle East & Africa	2,089	762	827	38	463
Asia Pacific	1,484	559	529	(11)	407
Total Oral, Personal and Home Care	7,746				1,968
Pet Nutrition	2,275	899	852	1	523
Reconciliation with Total Company Operating Profit
Corporate					(334)
Total	$10,021				$2,156
Note: Table may not sum due to rounding.

Colgate-Palmolive Company

Segment Information (Recast)

(Dollars in Millions) (Unaudited)

	Three Months Ended June 30,	Six Months Ended June 30,
	2025	2025
Capital expenditures
Oral, Personal and Home Care
North America	$13	$29
Latin America	21	50
Europe, Middle East & Africa	15	25
Asia Pacific	19	32
Total Oral, Personal and Home Care	68	136
Pet Nutrition	22	43
Corporate	18	53
Total Capital expenditures	$108	$232

	Three Months Ended June 30,	Six Months Ended June 30,
	2025	2025
Depreciation and amortization
Oral, Personal and Home Care
North America	$19	$38
Latin America	27	51
Europe, Middle East & Africa	30	58
Asia Pacific	19	40
Total Oral, Personal and Home Care	95	187
Pet Nutrition	31	63
Corporate	25	49
Total Depreciation and amortization	$151	$299

Colgate-Palmolive Company

Segment Information (Recast)

(Dollars in Millions) (Unaudited)

	Three Months Ended September 30,
	2025
	Net sales	Cost of Sales	Selling, general and administrative expenses	Other (income) expense, net	Operating Profit
Reportable Segments
Oral, Personal and Home Care
North America	$922	$381	$342	$(1)	$199
Latin America	1,178	541	303	(2)	337
Europe, Middle East & Africa	1,115	417	435	20	243
Asia Pacific	775	288	280	(6)	213
Total Oral, Personal and Home Care	3,989				992
Pet Nutrition	1,142	457	427	2	255
Reconciliation with Total Company Operating Profit
Corporate					(189)
Total	$5,131				$1,059
Note: Table may not sum due to rounding.

	Nine Months Ended September 30,
	2025
	Net sales	Cost of Sales	Selling, general and administrative expenses	Other (income) expense, net	Operating Profit
Reportable Segments
Oral, Personal and Home Care
North America	$2,745	$1,119	$1,042	$2	$583
Latin America	3,528	1,555	936	(15)	1,052
Europe, Middle East & Africa	3,204	1,179	1,261	58	706
Asia Pacific	2,259	847	809	(17)	620
Total Oral, Personal and Home Care	11,735				2,961
Pet Nutrition	3,417	1,356	1,280	4	778
Reconciliation with Total Company Operating Profit
Corporate					(523)
Total	$15,152				$3,214
Note: Table may not sum due to rounding.

Colgate-Palmolive Company

Segment Information (Recast)

(Dollars in Millions) (Unaudited)

	Three Months Ended September 30,	Nine Months Ended September 30,
	2025	2025
Capital expenditures
Oral, Personal and Home Care
North America	$17	$46
Latin America	46	96
Europe, Middle East & Africa	22	46
Asia Pacific	18	51
Total Oral, Personal and Home Care	103	239
Pet Nutrition	21	64
Corporate	31	84
Total Capital expenditures	$155	$387

	Three Months Ended September 30,	Nine Months Ended September 30,
	2025	2025
Depreciation and amortization
Oral, Personal and Home Care
North America	$20	$58
Latin America	27	78
Europe, Middle East & Africa	30	89
Asia Pacific	20	59
Total Oral, Personal and Home Care	97	284
Pet Nutrition	35	98
Corporate	26	75
Total Depreciation and amortization	$158	$457